EXHIBIT 31.3

CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER PURSUANT TO
17 CFR 240.13a-14(a)/15(d)-14(a),
AS ADOPTED PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Jonathan A. Langer, certify that:

1.	I have reviewed this Amendment No. 1 to the annual report on Form 10-K of NorthStar Realty Finance Corp. for the fiscal year ended December 31, 2015; and

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date:	April 28, 2016	By:	/s/ JONATHAN A. LANGER
Jonathan A. Langer
Chief Executive Officer and President